UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 26, 2025
_______________________________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)
_______________________________________________________________________________________

Delaware	1-6227	42-0823980
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, Iowa 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LEE	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 26, 2025, Lee Enterprises, Incorporated (“Lee Enterprises” or the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Rights Agreement, dated March 28, 2024, between the Company and Equiniti Trust Company, LLC, as rights agent (the “Original Rights Agreement,” and as amended by the Amendment, the “Amended Rights Agreement”). Pursuant to the Amendment, the Final Expiration Date of the Rights has been extended until the Close of Business on March 27, 2026. Capitalized terms not defined herein have the meanings specified in the Amended Rights Agreement.

The Rights are in all respects subject to and governed by the provisions of the Amended Rights Agreement. The above description of the Original Rights Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Rights Agreement, which is incorporated by reference to Exhibit 4.1 to the Form 8-K filed by the Company on March 29, 2024, and to the Amendment, which is attached hereto as Exhibit 4.2, both of which are incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated into this Item 3.03 by reference.

Item 8.01. Other Events.

On March 26, 2025, the Company issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
4.1
Rights Agreement, dated as of March 28, 2024, between Lee Enterprises, Incorporated and Equiniti Trust Company, LLC, as rights agent. (incorporated by reference to Exhibit 4.1 to Form 8-K filed on March 29, 2024)

4.2	Amendment No. 1 to Rights Agreement, dated as of March 26, 2025, between Lee Enterprises, Incorporated and Equiniti Trust Company, LLC, as rights agent
99.1	Press Release, dated March 26, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	March 26, 2025	By:	/s/ Timothy R. Millage
Timothy R. Millage
Vice President, Chief Financial Officer and Treasurer